UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019

WARRIOR MET COAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38061 (Commission File Number)	81-0706839 (I.R.S Employer Identification No.)
16243 Highway 216 Brookwood, Alabama (Address of principal executive offices)		35444 (Zip Code)
Registrant's telephone number, including area code: (205) 554-6150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On February 21, 2019, Warrior Met Coal, Inc. (the “Company”) issued a press release announcing the Company’s fourth quarter and full year 2018 results.  A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 8.01                                            Other Events.

On February 21, 2019, the Company issued a press release (the “Press Release”) announcing the commencement of its offer to purchase (the “Restricted Payment Offer”), in cash, up to $150,000,000 principal amount of the Company’s outstanding 8.00% Senior Secured Notes due 2024 (the “Notes”), upon the terms and subject to the conditions set forth in the Restricted Payment Notice and Offer to Purchase, dated February 21, 2019, and related Letter of Transmittal for Notes (collectively, the “RP Offer Documents”).

The Press Release also announced that, concurrently with, but separate from, the Restricted Payment Offer, the Company commenced a cash tender offer (the “Tender Offer” and, together with the Restricted Payment Offer, the “Offers”) to purchase up to $150,000,000 principal amount of the Notes upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 21, 2019, and related Letter of Transmittal for Notes (collectively, the “TO Offer Documents”).

A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The information contained in this report shall not constitute an offer to sell, or a solicitation of an offer to purchase, the Notes or any other securities of the Company. The Company is making the Offers only in jurisdictions in which it is permitted to do so pursuant to applicable law. The Offers are being made solely pursuant to the RP Offer Documents and the TO Offer Documents, as applicable, which set forth the complete terms and conditions of the Offers.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release Regarding Financial Results, dated February 21, 2019
99.2	Press Release Regarding Concurrent Tender Offers, dated February 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: February 21, 2019	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer